EXHIBIT 32

CERTIFICATION Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the annual report on Form 10-K of Empire Global Corp. (the "Company") for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Michael Ciavarella, as Chairman of the Board, Chief Executive Officer, and Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2016

By: /s/ Michele Ciavarella

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Michele Ciavarella

Chairman of the Board, Chief Executive Officer

and Principal Financial Officer